Income Taxes (Details1) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Income Taxes Details1
Federal statutory rate	108600.00%	(12900.00%)
Foreign rate differential	$ (2)	$ (22)
State taxes, net	207	19
Other nondeductible items	241	359
Rate change	210	(21)
Other	319	(486)
Change in valuation allowance	(1,609)	476
Total	$ 452	$ 196